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                                                                  EXECUTION COPY

                               FOURTH AMENDMENT TO THE
                            EAGLE HARDWARE & GARDEN, INC.
                               RETIREMENT SAVINGS PLAN


    Pursuant to Section 8.1 of the Eagle Hardware & Garden, Inc. Retirement Savings Plan ("Plan"), Section 8.1 of such Plan is hereby amended as set forth below. All amendments are effective as of the establishment of the Plan, and are required by the Internal Revenue Service as a condition of issuing a favorable determination letter.

                                          I.

    The reference in Section 1.12 to Regulation 1.401(k)-l(b)(3) is hereby amended to refer to Regulation 1.401 (k)-1 (b) (5)


                                         II.

    The following clause is added to the end of the last sentence of Section
1.17:

                         ,  but only if such Excess Deferred
                    Compensation is not distributed in accordance
                       with Regulation 1.402(g)-l(e)(2) or (3).


                                         III.

    In the first sentence of Section 4.4(l), the reference to Code Section 410(b)(2)(A)(i) is deleted and the "or" moved between Code Sections 401(a)(26) and 410(b)(1).

    Executed this  17(th)  day of [ILLEGIBLE], 1995.
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                                       COMMITTEE UNDER EAGLE HARDWARE &
                                       GARDEN, INC.  RETIREMENT SAVINGS
                                       PLAN


                                       /s/ [ILLEGIBLE]
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